UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-790

Fidelity Trend Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders

Fidelity® Trend Fund

Annual Report December 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent	30
Registered Public
Accounting Firm
Trustees and Officers	31
Distributions	41
Proxy Voting Results	42
Board Approval of	43
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended December 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Trend Fund	7.42%	1.02%	6.03%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Trend Fund on December 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index (S&P 500®) performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Ramin Arani, Portfolio Manager of Fidelity® Trend Fund

U.S. equity benchmarks generally had positive results for the 12 months ending Decem ber 31, 2005, the third consecutive year that stocks finished in the black. Energy and utilities were the two best performing sectors, contributing greatly to the 4.91% gain of the Standard & Poor’s 500SM Index. Elsewhere, the NASDAQ Composite® Index returned 2.13%, while the Dow Jones Industrial AverageSM rose 1.72% . The U.S. economy did not decelerate as much as many had predicted, despite eight short term interest rate hikes, record high energy prices and the devastation caused by Hurricane Katrina. Meanwhile, corporate America notched its 14th consecutive quarter of double digit earnings gains through the third quarter of the year, an unprecedented streak in market history. From a style perspec tive, large cap stocks ended the six year reign of small caps by a narrow margin, but mid caps finished well ahead of both categories. The gap between growth and value stocks also was relatively narrow, with value gaining a slight edge.

During the 12 month period, the fund posted a return of 7.42%, beating the S&P 500® and the 6.53% return of the LipperSM Growth Funds Average. Favorable stock selection enabled the fund to outperform the index in all 10 sectors of the market, most notably information technology, industrials and consumer discretionary. Google was our top contributor both in absolute terms and relative to the index. The company continued to grab an increasing share of the paid Internet search market, leading to large upward revisions in estimated earnings. Also boosting the fund’s results was biotechnology stock Genentech, which benefited from strong sales of several drugs. Energy services holding Halliburton was another outperformer, as the company’s primary business of providing oil field services experienced strong demand. On the negative side, the fund’s largest detractor versus the index was Ireland based biotechnology stock Elan, which suffered a large decline when safety concerns arose about Tysabri, a multiple sclerosis drug that Elan helped to develop. Also undermining our performance was industrial conglomerate Tyco International. Although the company made great strides over the past few years with its restructuring plans, investors grew skeptical of how rapidly the company could grow sales and earnings from recent levels.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2005 to
	July 1, 2005	December 31, 2005	December 31, 2005
Actual	$1,000.00	$1,080.90	$4.30
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,021.07	$4.18

* Expenses are equal to the Fund’s annualized expense ratio of .82%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	3.6	4.2
Exxon Mobil Corp.	2.6	3.4
American International Group, Inc.	2.6	2.0
Microsoft Corp.	2.3	2.4
Bank of America Corp.	2.0	1.7
Johnson & Johnson	1.9	2.0
Altria Group, Inc.	1.8	1.5
Pfizer, Inc.	1.8	2.0
Citigroup, Inc.	1.8	2.1
Intel Corp.	1.5	1.7
	21.9
Top Five Market Sectors as of December 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	19.7	16.1
Information Technology	17.5	16.9
Health Care	16.4	14.7
Industrials	11.5	12.8
Consumer Discretionary	11.0	11.4

Annual Report 8

Investments December 31, 2005
Showing Percentage of Net Assets

Common Stocks 99.4%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 11.0%
Automobiles – 0.1%
Toyota Motor Corp.	22,400	$1,172
Hotels, Restaurants & Leisure 1.2%
Fairmont Hotels & Resorts, Inc.	47,900	2,027
Kerzner International Ltd. (a)	35,700	2,454
Penn National Gaming, Inc. (a)	13,000	428
Starwood Hotels & Resorts Worldwide, Inc. unit	54,600	3,487
Vail Resorts, Inc. (a)	73,600	2,431
		10,827
Household Durables – 0.4%
KB Home	47,000	3,415
Internet & Catalog Retail 0.9%
eBay, Inc. (a)	172,500	7,461
Media – 3.4%
CCE Spinco, Inc. (a)	106	1
Clear Channel Communications, Inc.	17,000	535
Grupo Televisa SA de CV (CPO) sponsored ADR	29,600	2,383
Lagardere S.C.A. (Reg.)	19,300	1,485
Lamar Advertising Co. Class A (a)	67,900	3,133
News Corp. Class A	182,064	2,831
NTL, Inc. (a)	34,700	2,362
Omnicom Group, Inc.	44,100	3,754
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	105,500	1,465
Time Warner, Inc.	183,950	3,208
Univision Communications, Inc. Class A (a)	190,900	5,611
Walt Disney Co.	109,000	2,613
		29,381
Multiline Retail – 2.4%
Federated Department Stores, Inc.	97,600	6,474
JCPenney Co., Inc.	47,100	2,619
Marks & Spencer Group PLC	120,800	1,050
Nordstrom, Inc.	64,600	2,416
Sears Holdings Corp. (a)	13,500	1,560
Target Corp.	125,800	6,915
		21,034
Specialty Retail – 2.0%
AnnTaylor Stores Corp. (a)	17,941	619
Best Buy Co., Inc.	64,500	2,804
Circuit City Stores, Inc.	124,400	2,810
Home Depot, Inc.	114,000	4,615
See accompanying notes which are an integral part of the financial statements.

9		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Lowe’s Companies, Inc. (d)	47,000	$3,133
Staples, Inc.	61,500	1,397
Tiffany & Co., Inc.	61,900	2,370
		17,748
Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc. Class B	28,400	2,465
Polo Ralph Lauren Corp. Class A	46,200	2,594
		5,059

TOTAL CONSUMER DISCRETIONARY		96,097

CONSUMER STAPLES 7.9%
Beverages – 1.5%
PepsiCo, Inc.	174,970	10,337
The Coca-Cola Co.	61,400	2,475
		12,812
Food & Staples Retailing – 2.3%
CVS Corp.	141,800	3,746
Safeway, Inc.	135,711	3,211
Wal-Mart Stores, Inc.	235,600	11,026
Walgreen Co.	38,600	1,708
		19,691
Food Products 0.4%
Nestle SA:
(Reg.)	6,503	1,945
sponsored ADR	25,600	1,914
		3,859
Household Products – 1.9%
Colgate-Palmolive Co.	97,400	5,342
Procter & Gamble Co.	202,455	11,718
		17,060
Tobacco 1.8%
Altria Group, Inc.	210,600	15,736

TOTAL CONSUMER STAPLES		69,158

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY 8.6%
Energy Equipment & Services – 2.5%
Halliburton Co.	147,700	$9,151
National Oilwell Varco, Inc. (a)	92,062	5,772
Noble Corp.	12,900	910
Schlumberger Ltd. (NY Shares)	58,200	5,654
		21,487
Oil, Gas & Consumable Fuels – 6.1%
Chesapeake Energy Corp.	32,000	1,015
ConocoPhillips	51,236	2,981
EnCana Corp.	30,900	1,397
Exxon Mobil Corp.	404,130	22,700
Occidental Petroleum Corp.	52,800	4,218
Plains Exploration & Production Co. (a)	48,500	1,927
Quicksilver Resources, Inc. (a)	54,000	2,269
Total SA sponsored ADR	67,900	8,583
Ultra Petroleum Corp. (a)	71,100	3,967
Valero Energy Corp.	80,100	4,133
		53,190

TOTAL ENERGY		74,677

FINANCIALS – 19.7%
Capital Markets 2.9%
Daiwa Securities Group, Inc.	203,000	2,302
E*TRADE Financial Corp. (a)	209,000	4,360
Goldman Sachs Group, Inc.	30,900	3,946
Janus Capital Group, Inc.	62,900	1,172
Lehman Brothers Holdings, Inc.	9,800	1,256
Merrill Lynch & Co., Inc.	98,400	6,665
Nomura Holdings, Inc.	57,200	1,099
Northern Trust Corp.	26,600	1,378
State Street Corp.	59,300	3,288
		25,466
Commercial Banks – 5.1%
Bank of America Corp.	376,522	17,376
Mizuho Financial Group, Inc.	239	1,897
Standard Chartered PLC (United Kingdom)	100,900	2,249
Sumitomo Mitsui Financial Group, Inc.	296	3,138
U.S. Bancorp, Delaware	76,200	2,278

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Commercial Banks – continued
Wachovia Corp.	159,323	$8,422
Wells Fargo & Co.	144,000	9,048
		44,408
Consumer Finance – 1.5%
American Express Co.	155,500	8,002
Capital One Financial Corp. (d)	41,800	3,612
SLM Corp.	19,000	1,047
		12,661
Diversified Financial Services – 3.1%
Citigroup, Inc.	315,877	15,330
IntercontinentalExchange, Inc.	48,800	1,774
JPMorgan Chase & Co.	253,388	10,057
		27,161
Insurance – 5.0%
ACE Ltd.	120,900	6,461
AFLAC, Inc.	87,800	4,076
AMBAC Financial Group, Inc.	12,000	925
American International Group, Inc.	328,837	22,437
Hartford Financial Services Group, Inc.	52,700	4,526
Prudential Financial, Inc.	68,800	5,035
		43,460
Real Estate 0.8%
Equity Residential (SBI)	83,000	3,247
KKR Financial Corp.	38,100	914
Vornado Realty Trust	37,900	3,164
		7,325
Thrifts & Mortgage Finance – 1.3%
Countrywide Financial Corp.	27,719	948
Freddie Mac	89,500	5,849
Golden West Financial Corp., Delaware	40,800	2,693
Washington Mutual, Inc.	41,600	1,810
		11,300

TOTAL FINANCIALS		171,781

HEALTH CARE – 16.4%
Biotechnology – 3.3%
Amgen, Inc. (a)	139,100	10,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Biotechnology – continued
Biogen Idec, Inc. (a)	78,600	$3,563
CSL Ltd.	64,600	2,014
Genentech, Inc. (a)	73,800	6,827
Gilead Sciences, Inc. (a)	63,100	3,321
MedImmune, Inc. (a)	26,700	935
Myogen, Inc. (a)	34,100	1,028
		28,657
Health Care Equipment & Supplies – 3.0%
Alcon, Inc.	12,800	1,659
Aspect Medical Systems, Inc. (a)	71,100	2,442
Baxter International, Inc.	96,500	3,633
Becton, Dickinson & Co.	56,400	3,389
C.R. Bard, Inc.	50,500	3,329
Medtronic, Inc.	50,400	2,902
Millipore Corp. (a)	29,200	1,928
St. Jude Medical, Inc. (a)	75,400	3,785
Zimmer Holdings, Inc. (a)	48,300	3,257
		26,324
Health Care Providers & Services – 3.1%
Aetna, Inc.	42,400	3,999
Cardinal Health, Inc.	12,950	890
Caremark Rx, Inc. (a)	26,600	1,378
Emdeon Corp. (a)	136,200	1,152
Humana, Inc. (a)	63,700	3,461
McKesson Corp.	17,500	903
Sunrise Senior Living, Inc. (a)	61,100	2,060
UnitedHealth Group, Inc.	201,900	12,546
WebMD Health Corp. Class A (d)	34,900	1,014
		27,403
Pharmaceuticals – 7.0%
Allergan, Inc.	68,800	7,428
Elan Corp. PLC sponsored ADR (a)	159,600	2,223
Eli Lilly & Co.	33,300	1,884
Johnson & Johnson	272,400	16,371
Novartis AG sponsored ADR	49,300	2,587
Pfizer, Inc.	668,195	15,582

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Pharmaceuticals – continued
Schering-Plough Corp.	214,700	$4,476
Wyeth	223,500	10,297
		60,848

TOTAL HEALTH CARE		143,232

INDUSTRIALS – 11.5%
Aerospace & Defense – 3.3%
EADS NV	59,722	2,255
Goodrich Corp.	35,400	1,455
Hexcel Corp. (a)	117,700	2,124
Honeywell International, Inc.	192,500	7,171
Ionatron, Inc. (a)(d)	59,400	601
Meggitt PLC	273,691	1,706
NCI, Inc. Class A	119,600	1,642
Precision Castparts Corp.	38,300	1,984
Raytheon Co.	46,000	1,847
The Boeing Co.	25,600	1,798
United Technologies Corp.	115,400	6,452
		29,035
Air Freight & Logistics – 1.0%
FedEx Corp.	45,300	4,684
UTI Worldwide, Inc.	39,800	3,695
		8,379
Airlines – 0.3%
AMR Corp. (a)	48,400	1,076
JetBlue Airways Corp. (a)	91,899	1,413
		2,489
Commercial Services & Supplies – 0.4%
Robert Half International, Inc.	83,000	3,145
Construction & Engineering – 0.2%
Fluor Corp.	26,000	2,009
Electrical Equipment – 0.1%
Roper Industries, Inc.	26,400	1,043
Industrial Conglomerates – 4.6%
3M Co.	87,400	6,774

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Industrial Conglomerates – continued
General Electric Co.	887,500	$31,104
Tyco International Ltd.	70,900	2,046
		39,924
Machinery – 0.5%
Caterpillar, Inc.	83,100	4,801
Road & Rail 0.9%
Burlington Northern Santa Fe Corp.	43,700	3,095
Norfolk Southern Corp.	108,000	4,842
		7,937
Trading Companies & Distributors – 0.2%
WESCO International, Inc. (a)	40,000	1,709

TOTAL INDUSTRIALS		100,471

INFORMATION TECHNOLOGY – 17.5%
Communications Equipment – 2.8%
CIENA Corp. (a)	516,700	1,535
Cisco Systems, Inc. (a)	326,100	5,583
Comverse Technology, Inc. (a)	63,900	1,699
Corning, Inc. (a)	69,900	1,374
Harris Corp.	60,200	2,589
Motorola, Inc.	127,300	2,876
Nokia Corp. sponsored ADR	153,700	2,813
Nortel Networks Corp. (a)	266,100	814
QUALCOMM, Inc.	118,300	5,096
		24,379
Computers & Peripherals – 4.0%
Advanced Digital Information Corp. (a)	157,500	1,542
Apple Computer, Inc. (a)	73,600	5,291
Dell, Inc. (a)	206,952	6,206
EMC Corp. (a)	421,000	5,734
Hewlett-Packard Co.	298,500	8,546
International Business Machines Corp.	93,800	7,710
		35,029
Electronic Equipment & Instruments – 0.5%
Agilent Technologies, Inc. (a)	78,300	2,607
Amphenol Corp. Class A	43,500	1,925
		4,532

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Internet Software & Services – 1.5%
Google, Inc. Class A (sub. vtg.) (a)	26,000	$10,786
Yahoo!, Inc. (a)	59,000	2,312
		13,098
IT Services – 2.1%
Anteon International Corp. (a)	71,000	3,859
Cognizant Technology Solutions Corp. Class A (a)	40,300	2,029
First Data Corp.	94,200	4,052
Infosys Technologies Ltd. sponsored ADR	24,700	1,997
Satyam Computer Services Ltd. sponsored ADR	34,400	1,259
SI International, Inc. (a)	87,800	2,684
SRA International, Inc. Class A (a)	67,500	2,061
		17,941
Semiconductors & Semiconductor Equipment – 3.6%
Advanced Micro Devices, Inc. (a)	70,200	2,148
Altera Corp. (a)	76,500	1,418
Analog Devices, Inc.	53,600	1,923
Applied Materials, Inc.	173,200	3,107
Broadcom Corp. Class A (a)	36,200	1,707
FormFactor, Inc. (a)	60,600	1,480
Freescale Semiconductor, Inc. Class B (a)	41,842	1,053
Intel Corp.	532,300	13,286
Marvell Technology Group Ltd. (a)	34,300	1,924
Maxim Integrated Products, Inc.	18,400	667
National Semiconductor Corp.	32,200	837
Texas Instruments, Inc.	72,400	2,322
		31,872
Software 3.0%
Autodesk, Inc. (a)	39,300	1,688
Mercury Interactive Corp. (a)	31,900	887
Microsoft Corp.	766,300	20,039
Oracle Corp. (a)	118,600	1,448
Red Hat, Inc. (a)	81,300	2,215
		26,277

TOTAL INFORMATION TECHNOLOGY		153,128

MATERIALS 1.4%
Chemicals – 0.8%
FMC Corp. (a)	17,000	904

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Chemicals – continued
Monsanto Co.	46,800	$3,628
Praxair, Inc.	48,400	2,563
		7,095
Metals & Mining – 0.6%
Carpenter Technology Corp.	13,200	930
Newmont Mining Corp.	58,900	3,145
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (a)	44,900	1,068
		5,143

TOTAL MATERIALS		12,238

TELECOMMUNICATION SERVICES – 4.1%
Diversified Telecommunication Services – 2.3%
AT&T, Inc.	104,100	2,549
BellSouth Corp.	164,100	4,447
Qwest Communications International, Inc. (a)	709,500	4,009
Verizon Communications, Inc.	295,100	8,888
		19,893
Wireless Telecommunication Services – 1.8%
American Tower Corp. Class A (a)	111,695	3,027
Crown Castle International Corp. (a)	49,500	1,332
Nextel Partners, Inc. Class A (a)	65,900	1,841
Sprint Nextel Corp.	400,418	9,354
		15,554

TOTAL TELECOMMUNICATION SERVICES		35,447

UTILITIES – 1.3%
Electric Utilities – 0.5%
Entergy Corp.	23,900	1,641
Exelon Corp.	54,300	2,886
		4,527
Independent Power Producers & Energy Traders – 0.5%
NRG Energy, Inc. (a)	33,100	1,560
TXU Corp.	55,200	2,770
		4,330

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)
UTILITIES – continued
Multi-Utilities – 0.3%
Dominion Resources, Inc.	36,800	$2,841
TOTAL UTILITIES		11,698
TOTAL COMMON STOCKS
(Cost $756,765)		867,927
Nonconvertible Preferred Stocks 0.0%

HEALTH CARE – 0.0%
Biotechnology – 0.0%
GeneProt, Inc. Series A (a)(e)	62,000	0
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $338)		0
Money Market Funds 1.0%
Fidelity Cash Central Fund, 4.28% (b)	1,451,928	1,452
Fidelity Securities Lending Cash Central Fund,
4.35% (b)(c)	7,582,825	7,583
TOTAL MONEY MARKET FUNDS
(Cost $9,035)		9,035
TOTAL INVESTMENT PORTFOLIO 100.4%
(Cost $766,138)		876,962

NET OTHER ASSETS – (0.4)%		(3,327)
NET ASSETS 100%		$873,635

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $0 or 0.0% of
net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
GeneProt, Inc.
Series A	7/7/00	$338

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(Amounts in thousands)
Fidelity Cash Central Fund	$350
Fidelity Securities Lending Cash Central Fund	74
Total	$424

Income Tax Information

At December 31, 2005, the fund had a capital loss carryforward of approximately $106,077,000 of which $15,870,000 and $90,207,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		December 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $7,385) See accompanying schedule:
Unaffiliated issuers (cost $757,103)	$867,927
Affiliated Central Funds (cost $9,035)	9,035
Total Investments (cost $766,138)		$876,962
Cash		24
Receivable for investments sold		11,447
Receivable for fund shares sold		51
Dividends receivable		946
Interest receivable		20
Prepaid expenses		4
Other affiliated receivables		12
Other receivables		83
Total assets		889,549

Liabilities
Payable for investments purchased	$6,199
Payable for fund shares redeemed	938
Distributions payable	511
Accrued management fee	446
Other affiliated payables	183
Other payables and accrued expenses	54
Collateral on securities loaned, at value	7,583
Total liabilities		15,914

Net Assets		$873,635
Net Assets consist of:
Paid in capital		$874,862
Distributions in excess of net investment income		(21)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(112,030)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		110,824
Net Assets, for 15,269 shares outstanding		$873,635
Net Asset Value, offering price and redemption price per
share ($873,635 ÷ 15,269 shares)		$57.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Operations
Amounts in thousands	Year ended December 31, 2005

Investment Income
Dividends		$12,764
Interest		2
Income from affiliated Central Funds		424
Total income		13,190

Expenses
Management fee
Basic fee	$4,903
Performance adjustment	213
Transfer agent fees	1,553
Accounting and security lending fees	283
Independent trustees’ compensation	4
Appreciation in deferred trustee compensation account	3
Custodian fees and expenses	25
Registration fees	26
Audit	59
Legal	15
Miscellaneous	9
Total expenses before reductions	7,093
Expense reductions	(209)	6,884

Net investment income (loss)		6,306
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,682
Foreign currency transactions	9
Total net realized gain (loss)		52,691
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,948
Total change in net unrealized appreciation
(depreciation)		1,948
Net gain (loss)		54,639
Net increase (decrease) in net assets resulting from
operations		$60,945

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		December 31,	December 31,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$6,306	$8,862
Net realized gain (loss)		52,691	52,893
Change in net unrealized appreciation (depreciation) .		1,948	24,248
Net increase (decrease) in net assets resulting
from operations		60,945	86,003
Distributions to shareholders from net investment income	.	(6,479)	(8,833)
Share transactions
Proceeds from sales of shares		28,894	38,545
Reinvestment of distributions		5,610	7,648
Cost of shares redeemed		(98,340)	(107,351)
Net increase (decrease) in net assets resulting from
share transactions		(63,836)	(61,158)
Total increase (decrease) in net assets		(9,370)	16,012

Net Assets
Beginning of period		883,005	866,993
End of period (including distributions in excess of net
investment income of $21 and undistributed net
investment income of $161, respectively)		$873,635	$883,005

Other Information
Shares
Sold		540	762
Issued in reinvestment of distributions		97	143
Redeemed		(1,822)	(2,151)
Net increase (decrease)		(1,185)	(1,246)

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights
Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 53.66	$ 48.98	$ 38.64	$ 49.04	$ 56.42
Income from Investment
Operations
Net investment income
(loss)B	40	.52C	.34	.15	.19
Net realized and unreal-
ized gain (loss)	3.59	4.70	10.34	(10.39)	(7.14)
Total from investment
operations	3.99	5.22	10.68	(10.24)	(6.95)
Distributions from net
investment income	(.43)	(.54)	(.34)	(.16)	(.23)
Distributions from net
realized gain	—	—	—	—	(.20)
Total distributions	(.43)	(.54)	(.34)	(.16)	(.43)
Net asset value, end of
period	$ 57.22	$ 53.66	$ 48.98	$ 38.64	$ 49.04
Total ReturnA	7.42%	10.66%	27.65%	(20.89)%	(12.37)%
Ratios to Average Net AssetsD
Expenses before
reductions	83%	.84%	.82%	1.05%	.78%
Expenses net of fee
waivers, if any	83%	.84%	.82%	1.05%	.78%
Expenses net of all
reductions	80%	.82%	.79%	1.01%	.74%
Net investment income
(loss)	73%	1.04%	.79%	.34%	.37%
Supplemental Data
Net assets, end of period
(in millions)	$ 874	$ 883	$ 867	$ 729	$ 1,005
Portfolio turnover rate	64%	59%	80%	79%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.16 per share.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Notes to Financial Statements

For the period ended December 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

24

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result,

25 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, market dis count, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$139,993
Unrealized depreciation	(34,272)
Net unrealized appreciation (depreciation)	105,721
Undistributed ordinary income	18
Capital loss carryforward	(106,077)

Cost for federal income tax purposes	$771,241

The tax character of distributions paid was as follows:
	December 31, 2005	December 31, 2004
Ordinary Income	$6,479	$8,833

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the

Annual Report

26

2. Operating Policies continued

Repurchase Agreements continued

event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $538,171 and $592,073, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

27 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $74.

Annual Report

28

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $199 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $1 and $9, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

29 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Fidelity Trend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Trend Fund at December 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Trend Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the ac counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts February 7, 2006

Annual Report

30

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

31 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Trend Fund. He also serves as Sen ior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and man agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Annual Report

32

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous sen ior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

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34

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Ste vens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Trend Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

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36

Name, Age; Principal Occupation Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Trend Fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Ramin Arani (35)

Year of Election or Appointment: 2001

Vice President of Trend Fund. Prior to assuming his current responsibili ties, Mr. Arani worked as a research analyst and portfolio manager. Mr. Arani also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Trend Fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Trend Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Sec retary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Trend Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Trend Fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Trend Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Offi cer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Trend Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Trend Fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Trend Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

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38

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Trend Fund. Mr. Robins also serves as Deputy Treas urer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Trend Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Trend Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Trend Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Trend Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Trend Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Trend Fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

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40

Distributions

The fund designates 100%, of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

41 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on January 18, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	450,709,926.54	94.716
Withheld	25,146,084.18	5.284
TOTAL	475,856,010.72	100.000
Albert R. Gamper, Jr.
Affirmative	448,893,130.89	94.334
Withheld	26,962,879.83	5.666
TOTAL	475,856,010.72	100.000
Robert M. Gates
Affirmative	449,535,173.06	94.469
Withheld	26,320,837.66	5.531
TOTAL	475,856,010.72	100.000
George H. Heilmeier
Affirmative	449,454,065.78	94.452
Withheld	26,401,944.94	5.548
TOTAL	475,856,010.72	100.000
Abigail P. Johnson
Affirmative	447,096,782.06	93.956
Withheld	28,759,228.66	6.044
TOTAL	475,856,010.72	100.000
Edward C. Johnson 3d
Affirmative	448,682,230.09	94.289
Withheld	27,173,780.63	5.711
TOTAL	475,856,010.72	100.000
Stephen P. Jonas
Affirmative	449,055,879.25	94.368
Withheld	26,800,131.47	5.632
TOTAL	475,856,010.72	100.000

Marie L. Knowles
Affirmative	450,246,527.45	94.618
Withheld	25,609,483.27	5.382
TOTAL	475,856,010.72	100.000

Ned C. Lautenbach
Affirmative	449,854,359.42	94.536
Withheld	26,001,651.30	5.464
TOTAL	475,856,010.72	100.000

William O. McCoy
Affirmative	449,189,696.47	94.396
Withheld	26,666,314.25	5.604
TOTAL	475,856,010.72	100.000

Robert L. Reynolds
Affirmative	449,002,422.78	94.357
Withheld	26,853,587.94	5.643
TOTAL	475,856,010.72	100.000

Cornelia M. Small
Affirmative	450,150,780.33	94.598
Withheld	25,705,230.39	5.402
TOTAL	475,856,010.72	100.000

William S. Stavropoulos
Affirmative	449,068,314.89	94.371
Withheld	26,787,695.83	5.629
TOTAL	475,856,010.72	100.000

Kenneth L. Wolfe
Affirmative	448,618,166.69	94.276
Withheld	27,237,844.03	5.724
TOTAL	475,856,010.72	100.000

A Denotes trust-wide proposal and voting results.

Annual Report 42

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Trend Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

43 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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44

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one , three , and five year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the

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46

Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s positive performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

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Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

50

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

51 Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73 575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO

Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL

Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

Indiana
4729 East 82nd Street
Indianapolis, IN

Kansas
5400 College Boulevard
Overland Park, KS

Maine
Three Canal Plaza
Portland, ME

Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD

Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Missouri
8885 Ladue Road
Ladue, MO

Annual Report 52

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY

North Carolina
4611 Sharon Road
Charlotte, NC

Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH

Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA

Rhode Island
47 Providence Place
Providence, RI

Tennessee
6150 Poplar Avenue
Memphis, TN

Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC
1900 K Street, N.W.
Washington, DC

Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

53 Annual Report

53

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report 54

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

TRE-UANN-0206 1.787744.102

Item 2. Code of Ethics

As of the end of the period, December 31, 2005, Fidelity Trend Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Trend Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Trend Fund	$52,000	$48,000
All funds in the Fidelity Group of Funds audited by PwC	$12,300,000	$10,800,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2005 and December 31, 2004 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A
Fidelity Trend Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Trend Fund	$3,400	$3,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Trend Fund	$2,100	$2,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2005A	2004A
PwC	$190,000	$490,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by PwC of $3,550,000A and $2,650,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$200,000	$500,000
Non-Covered Services	$3,350,000	$2,150,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Trend Fund

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 17, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	February 17, 2006